Exhibit 10.148

SECURITY AGREEMENT

(AdCare - Lessee)

THIS SECURITY AGREEMENT (the “Security Agreement”) is made and entered into as of October 29, 2010 by and between ADK BONTERRA/PARKVIEW, LLC, a Georgia limited liability company (“Debtor”), and GEORGIA LESSOR — BONTERRA/PARKVIEW, INC., a Maryland corporation (“Secured Party”).

RECITALS:

A.          Capitalized terms used and not otherwise defined herein shall have the meanings given them in Article I below.

B.           Debtor has executed and delivered to Secured Party the Lease pursuant to which the Facilities are leased from Secured Party.

C.           As a condition to Secured Party’s agreement to enter into the Lease, Secured Party has required Debtor to enter into this Security Agreement and to grant security interests to Secured Party as herein provided.

NOW, THEREFORE, in order to induce Secured Party to enter into the Lease, and for other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

ARTICLE I - DEFINITIONS

This Security Agreement is executed and delivered in connection with the Lease. Capitalized terms used and not otherwise defined herein shall have the meanings given them in Lease. Terms defined in the Commercial Code (as hereinafter defined) and not otherwise defined in this Security Agreement or in the Lease shall have the meanings ascribed to those terms in the Commercial Code. In addition to the other definitions contained herein, when used in this Security Agreement the following terms shall have the following meanings:

“Collateral” means the collateral described in Article II, Section 2 below.

“Commercial Code” means the Uniform Commercial Code, as enacted and in force from time to time in the State of Maryland.

“Facilities” means the healthcare facilities identified on attached Schedule 1.

“Lease” means the Third Amended and Restated Master Lease dated as of the date of this Agreement by Secured Party, as lessor, and Debtor, as lessee of the Facilities, as such Lease may be amended, modified, renew, or replaced from time to time.

ARTICLE II - AGREEMENT

1.             GRANT OF SECURITY INTEREST.

(a)           Debtor hereby grants to Secured Party a security interest in the Collateral to secure the payment of all amounts now or hereafter due and owing to Secured Party from Debtor and its Affiliates under the Lease and the other Transaction Documents, or any extension or renewal thereof, and any and all other obligations incurred in connection therewith, together with all other obligations or indebtedness of Debtor and its Affiliates to Secured Party and its Affiliates however created, evidenced or arising, whether direct or indirect, whether primary, secondary, absolute, contingent or otherwise, now or hereafter existing (including future advances), due or to become due, plus all interest, costs, out-of-pocket expenses and reasonable attorneys’ fees which may be made or incurred by Secured Party in the disbursement, administration, and collection thereof, and in the protection, maintenance, and liquidation of the Collateral (the “Liabilities”).

(b)           If the Debtor shall at any time acquire a commercial tort claim, as defined in Article 9 of the Commercial Code (“Article 9”), Debtor shall immediately notify the Secured Party, in a writing signed by Debtor, of the details thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to Secured Party.

2.             COLLATERAL. The “Collateral” covered by this Security Agreement is all of the personal property described below that Debtor now owns or shall hereafter acquire or create, immediately upon the acquisition or creation thereof, wherever located, and consisting of the following:

All personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, accounts receivable, contract rights (including rights under any management agreement or franchise agreement with respect to the Facilities), rights to the payment of money, prepaid items, choses in action, insurance refund claims and all other insurance claims and proceeds, commercial tort claims, chattel paper, electronic chattel paper, documents, instruments, securities and all other investment property, deposits, deposit accounts, rights to proceeds of letters of credit, letter-of-credit rights, supporting obligations of every nature, and general intangibles, including, without limitation, to the extent permitted by applicable law:

(i)                                     all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which (a) the Debtor operates or has authority to operate, (b) the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or (c) others possess, use, or have authority to possess or use property (whether tangible or intangible) of the Debtor; and

(ii)                                  all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications, and schematics; and

(iii)                               all rights under that certain program of medical assistance, funded jointly by the federal government and the states, for impoverished individuals who are aged, blind and/or disabled, and/or members of families with dependent children, which program is more fully described in Title XIX of the Social Security Act (42 U.S.C. §§ 1396 et seq.) and the regulations promulgated thereunder; and

(iv)                              all rights under that certain federal program providing health insurance for eligible elderly and other individuals, under which physicians, hospitals, skilled nursing homes, home health care, and other providers are reimbursed for certain covered services they provide to the beneficiaries of such program, which program is more fully described in Title XVIII of the Social Security Act (42 U.S.C. §§ 1395 et seq.) and the regulations promulgated thereunder; and

(v)                                 any and all contracts, authorizations, agreements or consents made by or on behalf of any patient or resident of any of the Facilities, or any other person seeking or obtaining services or goods from Debtor, pursuant to which Debtor provides skilled nursing care, intermediate care, personal care and/or assisted living facilities, or any form of patient or residential care, as well as related services at any of the Facilities (as such contracts, authorizations, agreements or consents may be amended, supplemented, renewed, replaced, extended or modified from time to time); including consents to treatment and assignments of payment of benefits; and

(vi)                              the (a) operating licenses for each of the Facilities, any certificate of need, any other license, permit, approval or certificate which from time to time, may be issued or is required to be issued by the United States, any state or local government, or any agency or instrumentality of any of the foregoing with respect to the construction, installation or operation of any of the Facilities or any portion or component of any of the Facilities, the providing of any professional or other services by the Debtor, the purchase, sale, dispensing, storage, prescription or use of drugs, medications or the like by Debtor, or any other operations or businesses of Debtor; and (b) certifications and eligibility for participation by Debtor, in respect of its operation of any of the Facilities and any related businesses or operations, in programs or arrangements of or reimbursement from any third- party payors, including Medicare and Medicaid; and (c) all other licenses permits and certificates used or useful in connection with the ownership, operation, use or occupancy of any of the Facilities; and

(vii)                           all rights to third-party reimbursement contracts for the Facilities which are now or hereafter in effect with respect to residents or patients qualifying for coverage under the same, including Medicare and Medicaid, managed care plans and private insurance agreements, and any successor program or other similar reimbursement program and/or private insurance agreements, now or hereafter existing; and

(viii)                        all ledgers, printouts, papers, data, file materials and information pertaining to any of the above described property, relating to any account debtors in respect thereof, and/or to the operation of the Debtor’s business relating to the Facilities, and all rights of access to such books, records, ledgers, printouts, data, file materials and information, and all property in which such books, records, ledgers, printouts, data, file materials and information are stored, including but not limited to any computer readable memory and any computer hardware or software necessary to process such memory, wherever located.

and all rights, remedies, powers and/or privileges of Debtor with respect to any of the foregoing and all proceeds therefrom owned by Debtor or in which Debtor has an interest, including proceeds which are now or at any time hereafter in possession or under the control of Secured Party or in transit by mail or carrier to or from Secured Party or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise, or whether Secured Party has conditionally released the same.

The Debtor acknowledges and agrees that, with respect to any term used herein that is defined in either (i) Article 9 in effect as of the date this Security Agreement is signed by the Debtor, or (ii) Article 9 as in force at any time hereafter, the meaning ascribed thereto with respect to any particular item of property shall be that under the more encompassing of the two definitions.

The description of the Collateral to be included on any financing statements executed in connection herewith shall be as follows: “All personal property of Debtor” or “All assets of Debtor.”

3.             PERFECTION OF SECURITY INTEREST.

(a)           Perfection by Filing. Debtor hereby irrevocably authorizes Secured Party, at any time and from time to time, pursuant to the provisions of this Security Agreement, to take any and all actions Secured Party may reasonably determine to be necessary to assure that the security interests granted hereby are and remain perfected, including without limitation, filing financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of Debtor or words of similar effect and which contain any other information required by Part 5 of Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether that Debtor is an organization, the type of organization and any organization identification number(s) issued to the Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Any such financing statements, continuation statements or amendments may be signed by Secured Party on behalf of Debtor, and may be filed at any time in any jurisdiction deemed appropriate by Secured Party. Debtor further agrees to execute and deliver to Secured Party, concurrently with Debtor’s execution of this Security Agreement, and at any time or times hereafter at the request of Secured Party, all financing statements and continuation financing statements (where not covered by the first sentence of this paragraph), assignments, affidavits, reports, notices, letters of authority, vehicle title notations and all other documents that Secured Party may reasonably request, in a form reasonably satisfactory to Secured Party, to perfect and maintain perfected Secured Party’s security interests in the Collateral. Debtor also agrees to make appropriate entries on its books and records disclosing Secured Party’s security interests in the Collateral.

(b)           Other Perfection, etc. Debtor shall at any time and from time to time take such steps as Secured Party may reasonably request for Secured Party (i) to obtain an acknowledgment, in form and substance reasonably satisfactory to Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the benefit of Secured Party, (ii) to obtain “control” of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper, with any agreements establishing control to be in form and substance reasonably satisfactory to Secured Party, and (iii) otherwise to insure the continued perfection and priority of Secured Party’s security interest in any of the Collateral and of the preservation of its rights therein. Debtor authorizes Secured Party to file financing statements describing any statutory liens held by Secured Party.

4.             WARRANTIES AND COVENANTS. In addition to the warranties and representations, if any, made in the Lease, Debtor warrants, represents and agrees that:

(a)                                  Debtor has rights in or the power to transfer the Collateral, and is and will be the lawful owner of all of the Collateral, with the right to subject the Collateral to the security interests of Secured Party hereunder;

(b)                                 Except for the security interests in the Collateral herein granted to Secured Party and the security interests permitted pursuant to Sections 6.4 and 8.2.5 of the Master Lease, there are no other adverse claims, liens, restrictions on transfer or pledge, or security interests in the Collateral that are known to Debtor, and there are no currently effective financing statements covering any of the Collateral filed in any public office created by or known to Debtor prior to the date hereof. Debtor shall defend Secured Party against any claims and demands of any and all other persons to the Collateral inconsistent with this Security Agreement;

(c)                                  All of the Collateral that constitutes tangible personal property is or will be (upon delivery) located at the Facilities;

(d)                                 Except as permitted under the Lease or under this Agreement, Debtor shall not remove the Collateral from the Facilities without Secured Party’s prior written consent and shall not use or permit the Collateral to be used for any unlawful purpose whatsoever. Except as permitted under the Lease or hereunder, Debtor shall not remove any Collateral from the state in which the Facilities are located, without the prior written consent of Secured Party;

(e)                                  Except as permitted under the Lease, Debtor shall not conduct business under any name at the Facilities other than that given above or set forth on attached

Schedule 1, nor will Debtor change or reorganize the type of business entity under which it presently does business, except upon prior and express written approval of Secured Party, such approval not to be unreasonably withheld, conditioned or delayed, and, if such approval is granted, Debtor agrees that all documents, instruments and agreements reasonably requested by Secured Party and relating to such change shall be prepared, filed and recorded at Debtor’s expense before the change occurs;

(f)                                    Debtor shall not remove any records concerning the Collateral located at the Facilities nor keep any of its records concerning the same at any other location other than the principal business office of Debtor in the State of Georgia unless written notice thereof is given to Secured Party at least ten (10) days prior to the removal of such records to any new addresses; and

(g)                                 Debtor has the right and power and is duly authorized to enter into this Security Agreement. The execution of this Security Agreement does not and will not constitute a breach of any provision contained in any agreement or instrument to which Debtor is or may become a party or by which Debtor is or may be bound or affected.

(h)                                 Debtor shall not change its location (as that term is defined in Section 9.307 of the Commercial Code) without the prior written consent of Secured Party, such consent not to be unreasonably withheld.. Debtor shall not change its corporate name without providing Secured Party thirty (30) days prior written notice.

(i)                                     Debtor’s (i) chief executive office is located in the state of Ohio, (ii) location (as that term is defined in Section 9.307 of the Commercial Code) is the State of Georgia (the “Debtor State”), (iii) exact legal name is as set forth in the first paragraph of this Security Agreement, and (iv) filing number with the Debtor State is 10049690.

(j)                                     The Debtor shall maintain the Collateral in good order and repair and with reasonable promptness make all necessary and appropriate repairs thereto of every kind and nature whether ordinary or extraordinary, foreseen or unforeseen, or arising by reason of a condition whether or not existing prior to the date of this Security Agreement. It is the intention of this provision that the level of maintenance of the Collateral shall be not less than that of a first class nursing home operator making use of the Collateral for its intended use.

(k)                                  Intentionally omitted.

(1)                                  Except as otherwise permitted pursuant to the terms of this Security Agreement or the Lease, Debtor will not sell, lease assign, transfer, grant any other security interest in, pledge, license or otherwise dispose of or encumber any Collateral to any third party while this Security Agreement is in effect without the prior and express written consent of Secured Party.

(m)                               To Debtor’s knowledge, no part of the Collateral is classified or classifiable as hazardous waste under Federal, Debtor State and the state in which the Facilities are located environmental laws and regulations. Debtor is in full compliance with all Federal, Debtor State and the state in which the Facilities are located environmental laws and regulations.

5.             COLLECTION OF ACCOUNTS.

(a)           Secured Party conditionally authorizes Debtor to collect accounts from Debtor’s account debtors provided, however, after any Event of Default and while it continues, this privilege may be terminated by Secured Party at any time upon written notice from Secured Party and, upon mailing such notice, Secured Party shall have all of Debtor’s rights, title, and interest in the accounts, including a right of stoppage in transit. After notice as aforesaid or upon the occurrence of an Event of Default (as subsequently defined), and subject to the terms of any written intercreditor agreement entered into by Secured Party with any other creditor of Debtor, Secured Party may notify any account debtor(s) of Secured Party’s security interest in Debtor’s accounts and shall be entitled to collect same, and Debtor will thereafter receive all accounts payments as the agent of and as trustee for Secured Party and will deliver to Secured Party on the day of receipt, all checks, cash, drafts, acceptances, notes and other accounts payments and, until such delivery, Debtor shall not use or commingle any accounts payments and shall at all times keep all such remittances separate and apart from Debtor’s own funds, capable of identification as the Secured Party’s property. After any Event of Default and while it continues, Debtor shall open all mail only in the presence of a Secured Party representative, who may remove therefrom any accounts remittance(s). Subject to the terms of any written intercreditor agreement entered into by Secured Party with any other creditor of Debtor, Secured Party and its representatives are hereby authorized to endorse in Debtor’s name, any item received by the Secured Party representing any payment on or proceeds of any of the Collateral, and may sign Debtor’s name upon all accounts, invoices, assignments, financing statements, notices to debtors, bills of lading, storage receipts, or other instruments or documents in respect to the account debtors, the proceeds therefrom, or property related thereto. Debtor shall promptly give Secured Party copies of all accounts statements, accompanied by such additional information, documents, or copies thereof, as Secured Party may request. Debtor shall maintain all records with respect to the accounts and with respect to the general conduct and operation of Debtor’s business, including balance sheets, operating statements and other financial information, in accordance with generally accepted accounting principles and as Secured Party may request.

(b)           Until such time as Secured Party shall notify Debtor of the revocation of such power and authority by reason of an Event of Default (and effective only during the continuance thereof), Debtor (i) may, only in the ordinary course of business, at its own expense, sell, lease or furnish under contracts of service any of the inventory normally held by Debtor for such purpose; (ii) may use and consume any raw materials, work in process or materials, the use and consumption of which is necessary in order to carry on Debtor’s business; (iii) replace or dispose of equipment in accordance with the provisions of the Lease; and (iv) shall, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as Secured Party may request or, in the absence of such request, as Debtor may deem advisable. A sale, lease, furnishing of services or other transfer of the Collateral as a partial or total satisfaction of any debt of Debtor shall not constitute a sale in the ordinary course of business.

6.             INSPECTIONS/INFORMATION. Debtor shall permit Secured Party or its agents upon reasonable written request and during business hours to have access to and to inspect any of the Collateral. Secured Party may from time to time upon reasonable written request and during business hours inspect, check, make copies of, or extracts from the books, records and files of Debtor relating to the Collateral, and Debtor shall make the same available to Secured Party at any reasonable time for such purposes. Secured Party is hereby authorized to conduct from time to time such investigation of Debtor’s continuing creditworthiness as Secured Party deems appropriate including, without limitation, contact with Debtor’s accountants or other third parties, and Secured Party is also authorized to respond to any credit inquiries received from trade creditors or other credit granting institutions. Debtor agrees to promptly supply Secured Party with such financial and other information concerning its financial and business affairs, assets and liabilities as Secured Party may from time to time reasonably request, and Debtor agrees that Secured Party or its agents may from time to time verify Debtor’s continuing compliance with any of Debtor’s warranties and covenants made in Paragraph 4 above, at Debtor’s cost and expense.

7.             DEFAULT/REMEDIES.

(a)           The occurrence of any of the following shall constitute an Event of Default under this Security Agreement:

(i)            An Event of Default as defined in the Lease;

(ii)           Debtor fails to observe or perform any other term, covenant or condition of this Security Agreement and the failure is not cured by Debtor within a period of thirty (30) days after written notice thereof from Secured Party; or

(iii)          Any representation or warranty of the Debtor contained in this Agreement proves to be untrue in any material respect.

(b)           Whenever an Event of Default shall have occurred and so long as its continues, Secured Party may exercise from time to time any rights and remedies, including the right to immediate possession of the Collateral, available to it under the Lease, this Security Agreement or applicable law. Secured Party shall have the right to hold any property then in or upon the Facilities (but excluding any property belonging to patients at the Facilities) at the time of repossession not covered by this Security Agreement until return is demanded in writing by Debtor. Debtor agrees, in case of the occurrence of an Event of Default and upon the request of Secured Party, to assemble, at its expense, all of the Collateral at a convenient place acceptable to Secured Party and to pay all costs of Secured Party of collection of all the Liabilities, and enforcement of rights hereunder, including reasonable attorneys’ fees and legal expenses, including participation in bankruptcy proceedings, and the expenses of locating the Collateral and the expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. If the Collateral is disposed of at a public sale, the parties agree that (i) a public sale with at least ten (10) calendar days prior notice to Debtor and notice to the public by one publication in a local newspaper is commercially reasonable, and (ii) a disclaimer of warranties at a public or private sale is commercially reasonable. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if sent at least ten (10) days before such disposition, by first class mail, postage prepaid, addressed to the Debtor either at the address set forth in the notice section hereof, or at any other address of the Debtor appearing on the records of Secured Party.

(c)           TO THE EXTENT PERMITTED BY LAW, DEBTOR AGREES THAT SECURED PARTY SHALL, UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, HAVE THE RIGHT TO PEACEFULLY RETAKE ANY OF THE COLLATERAL. DEBTOR WAIVES ANY RIGHT IT MAY HAVE, IN SUCH INSTANCE, TO A JUDICIAL HEARING PRIOR TO SUCH RETAKING.

(d)           The obligations of Debtor under this Security Agreement, the Lease and other Transaction Documents are cross-defaulted and cross-collateralized such that upon an Event of Default under the Lease, this Security Agreement and/or any such other Transaction Documents, the Secured Party has the right to declare such Event of Default to be an Event of Default without the benefit of any notice or grace periods contained under any or all of this Security Agreement, the Lease and the other Transaction Documents and without limitation to resort to any or all of the Collateral and the other collateral securing such obligations in pursuit of its remedies thereunder.

(e)           Debtor acknowledges and agrees that in the event that any of the Collateral is sold by the Secured Party for credit, then credit shall be made against the Liabilities only as, if and when cash payments are actually received by the Secured Party for such Collateral.

8.             INDEMNITY. In addition to the indemnities set forth in the Lease, Debtor shall protect, indemnify and hold harmless Secured Party and its officers, employees, directors and agents from and against all liabilities, obligations, claims, damages, penalties, causes of action, and out-of-pocket costs and expenses whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) imposed upon or incurred by or asserted against Secured Party or its officers, employees, directors or agents, by reason of the ownership, use, construction and operation of the Collateral by Debtor, its officers, directors, servants, agents and employees or by reason of enforcement of Secured Party’s rights hereunder or under the Lease. As used in this Security Agreement, the term “attorneys’ fees” includes fees incurred in any appeal and/or enforcement proceedings. In case any action, suit or proceeding is brought against Secured Party by reason of the enforcement of Secured Party’s rights hereunder or under the Lease, Debtor, upon request of Secured Party, shall at Debtor’s expense cause such action, suit or proceeding to be resisted and defended by counsel approved by Secured Party with respect to proceedings and matters involving Secured Party. Any amounts payable to Secured Party under this Section 8 which are not paid within thirty (30) days after written demand therefore shall bear interest at the Overdue Rate as specified in the Lease from the date of such demand, and such amounts, together with such interest, shall be indebtedness secured by this Security Agreement. The obligations of Debtor under this Section 8 shall survive the expiration or earlier termination of the Term of the Lease.

9.             GENERAL.

(a)           Time. Time shall be deemed of the essence with respect to this Security Agreement.

(b)           Condition of Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care. Failure of Secured Party to preserve or protect any rights with respect to such Collateral against any prior parties shall not be deemed a failure to exercise reasonable care in the custody and preservation of such Collateral.

(c)           Waivers. Any delay on the part of Secured Party in exercising any power, privilege or right under the Lease, this Security Agreement or under any other Transaction Document shall not operate as a waiver thereof. No single or partial exercise thereof, or the exercise of any other power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by Secured Party in writing of any default by Debtor shall not constitute a waiver of any subsequent defaults but shall be restricted to the default so waived.

(d)           Rights Cumulative. All rights, remedies and powers of Secured Party hereunder are irrevocable and cumulative, and nothing contained herein shall be construed as in any way modifying, limiting, creating an alternative to or exclusive of, and shall be in addition to all rights, remedies and power is given by the Lease, any other Transaction Document or the Commercial Code, or any other applicable rules of decision, regulations or laws now existing or hereafter enacted.

(e)           Rules of Construction. In this Security Agreement, words in the singular include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word “or” is disjunctive but not exclusive; and the words “include”, “including” or “includes” are not limiting terms. The captions and section numbers appearing in this Security Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Security Agreement.

(f)            Severability. If any term or provision set forth in this Security Agreement shall be held invalid or unenforceable, the remainder of this Security Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

(g)           Counterparts. This Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Security Agreement by signing and delivering one or more counterparts.

(h)           Successors. The terms of this Security Agreement shall be binding upon the Debtor, its successors, assigns, heirs, executors and personal representatives, including all “new debtors” within the meaning of the Commercial Code, and shall inure to the benefit of Secured Party, its successors and any holder, owner or assignee of any rights in the Lease and will be enforceable by them as their interest may appear.

(i)            Enforcement Expenses. In the event of any action to enforce this Security Agreement or to protect the security interest of Secured Party in the Collateral, or to protect, preserve, maintain, process, assemble, develop, insure, market or sell any Collateral, Debtor agrees to pay the costs owed and expenses thereof, together with reasonable and documented attorneys’ fees (including fees incurred in appeals and post judgment enforcement proceedings).

(j)            Choice of Law. THIS SECURITY AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF THE DEBTOR AND SECURED PARTY SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, EXCEPT THAT THE LAWS OF THE STATE WHERE THE COLLATERAL IS LOCATED SHALL GOVERN THIS SECURITY AGREEMENT (A) TO THE EXTENT NECESSARY TO PERFECT AND/OR ENFORCE THE LIENS CREATED BY THIS SECURITY AGREEMENT AND TO THE EXTENT NECESSARY TO OBTAIN THE BENEFIT OF THE RIGHTS AND REMEDIES SET FORTH HEREIN WITH RESPECT TO THE COLLATERAL, AND (B) FOR PROCEDURAL REQUIREMENTS THAT MUST BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED.

(k)           Jurisdiction, Venue, Service of Process. DEBTOR CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED AND MARYLAND AND AGREES THAT ALL DISPUTES CONCERNING THIS SECURITY AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE IN WHICH THE COLLATERAL IS LOCATED OR IN MARYLAND. DEBTOR AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED OR MARYLAND, AND DEBTOR IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED AND MARYLAND.

(l)            Amendments. No amendment to this Security Agreement shall be effective unless the same shall be in writing and signed by the party to be charged.

(m)          Notices. All notices, demands or requests required or permitted to be given to any party hereto shall be given and deemed effective as provided in the Lease. The parties hereby agree that a notice sent as specified in this paragraph at least ten (10) days before the date of any intended public sale or the date after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to be reasonable notice of such sale or other disposition.

(n)           Joint Preparation. This Security Agreement shall be deemed to have been prepared jointly by the parties hereto. Any ambiguity herein shall not be interpreted against any party hereto and shall be interpreted as if each of the parties hereto had prepared this Security Agreement.

(o)           Entire Agreement. This Security Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Security Agreement.

(p)           Joint and Several. If more than one Debtor has signed this Security Agreement, their obligations shall be joint and several.

Signatures follow.

Signature Page to

SECURITY AGREEMENT

(AdCare - Lessee)

SECURED PARTY:

GEORGIA LESSOR — BONTERRA/PARKVIEW, INC.

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

STATE OF MARYLAND	)
) SS
COUNTY OF BALTIMORE	)

This instrument was acknowledged before me on the 28th day of October, 2010, by Daniel J. Booth, the Chief Operating Officer of GEORGIA LESSOR — BONTERRA/PARKVIEW, INC., a Maryland corporation, on behalf of said corporation.

Notary Public

/s/ Judith A. Jacobs
JUDITH A. JACOBS Notary Public, State of Maryland County of Baltimore My Commission Expires May 12, 2012

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Signature Page to

SECURITY AGREEMENT

(AdCare - Lessee)

LESSEE:

ADK BONTERRA/PARKVIEW, LLC

By:	/s/ Chris Brogdon
Name:	Chris Brogdon
Title:	Manager

STATE OF GEORGIA	)
) SS
COUNTY OF COBB	)

The foregoing instrument was acknowledged before me this 28 day of October, 2010, by Chris, who is the Manager of ADK BONTERRA/PARKVIEW, LLC, a Georgia limited liability company, on behalf of such limited liability company.

/s/ Damaris Marriaga
Notary Public, County, My Commission Expires:

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